Exhibit 10.1

Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.

Warrant Issuance Agreement

This Warrant Issuance Agreement (this “Agreement”) dated as of July 20, 2007 is among AES Energy Storage, LLC, (“AES”), Altairnano, Inc., a Nevada corporation (“Altairnano”) and Altair Nanotechnologies Inc., a Canadian corporation (“Parent”).  AES, Parent and Altairnano shall be collectively referred to herein as the “Parties” and each such entity a “Party.”

RECITALS

WHEREAS, AES and Altairnano have entered into a Joint Product Development and Equipment Purchase Agreement dated as of July 20, 2007 (the “Joint Development Agreement”) with respect to the design, development and manufacture of Energy Storage Systems;

WHEREAS, Altairnano is a second-tier wholly-owned subsidiary of Parent, and Parent believes that it will benefit if the project contemplated by the Joint Development Agreement is successful; and

WHEREAS, Parent desires to provide AES with an incentive to complete the project contemplated by the Joint Development Agreement and purchase Energy Storage Systems from Altairnano;

AGREEMENT

           NOW, THEREFORE, in consideration of the premises and covenants and agreements set forth herein and in the Joint Development Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I
WARRANTS

1.1           Definitions.  Capitalized terms used but not defined herein will have the meaning set forth in the Joint Development Agreement

1.2           Initial Warrant.  On the date of this Agreement, Parent shall issue and deliver to AES a warrant (the “Initial Warrant”) in substantially the form attached as Exhibit A (the “Form of Warrant”) to purchase common shares of Parent (“Common Shares”); provided that the following all-capitalized terms set forth in the Form of Warrant shall be completed with the following terms:

(a) ISSUE DATE:  the date hereof;
(b) NUMBER OF SHARES:  200,000;
(c) VESTING DATE:  the earlier of the date of delivery of the Pilot Project Storage System by Altairnano pursuant to the Joint Development Agreement and December 31, 2007; and
(d) EXERCISE PRICE:  the Execution Date Closing Price (as defined below).

For purposes of this Agreement, the “Execution Date Closing Price” shall be the closing price of the Common Shares on the principal U.S. market on which such shares are traded or quoted on the trading day prior to the date hereof.

1.3           Milestone Warrants.  On or before March 31 of each calendar year during the term of the Joint Development Agreement, and so long as the Joint Development Agreement has not been terminated (but AES shall be entitled to receive what it has earned under this Agreement up until any such termination of the Joint Development Agreement), Parent shall issue and deliver to AES a warrant (each a “Milestone Warrant”) in substantially the form of the Form of Warrant to purchase Common Shares; provided that the following all-capitalized placeholders in the Form of Warrant shall be filled in with the following terms:

(a) ISSUE DATE:  March 31st of each year;
(b) NUMBER OF SHARES:  a number equal to the quotient of (i) revenues earned during the preceding calendar year from sales of Product to AES and its Affiliates, (ii) divided by *** (such amount, the "Warrants Earned"); provided, however, notwithstanding the foregoing, Parent shall not be required to issue Milestone Warrants with respect to any calendar year (1) in excess of the (Y) lesser of Milestone Warrants to Purchase 500,000 Common Shares, and Milestone Warrants with respect to which Parent’s associated expense, determined in accordance with United States generally accepted accounting principles consistent with past practice, exceeds 10% of revenues earned during the preceding calendar year from sales of Product to AES and its Affiliates, or (2) in an amount less than 20,000; provided, further, that any Milestone Warrants which were not issued as to any calendar year as a result of the maximum and minimum amounts set forth in the foregoing proviso shall be added to the Warrants Earned in the subsequent calendar year provided Warrants Earned equal or exceed 20,000 in such subsequent year or any subsequent contract  year thereafter until issued by Parent;
(c) VESTING DATE:  date the Milestone Warrant is issued; and
(d) EXERCISE PRICE:  the greater of (i) the Execution Date Closing Price, and (ii) the difference determined by subtracting $5.00 from the Closing Price on January 31 (or if such day is not a Business Day, the immediately preceding Business Day) following the applicable calendar year.

Notwithstanding anything to the contrary in this Agreement, Parent shall have no obligation to issue any additional Milestone Warrants if the aggregate number of the Initial Warrants and Milestone Warrants issued pursuant to this Agreement equals 2,000,000 (the “Warrant Cap”).  In no event shall Milestone Warrants be issued under this Agreement once warrants equaling the Warrant Cap have been issued.

1.4           Equitable Adjustments.

(a)           With respect to each Milestone Warrant, if any of the events set forth in subsections (a), (b), (c) and (d) below occur on or before the date of issuance of the respective Milestone Warrant, the numbers set forth in Section 1.3 used to determine the Number of Shares and the Exercise Price for a Milestone Warrant (and the Warrant Cap) shall be subject to adjustment as follows: In case Parent shall (a) declare a dividend or make a distribution on its outstanding Common Shares in Common Shares or any other security, (b) subdivide or reclassify its outstanding Common Shares into a greater number of shares, (c) combine or reclassify its outstanding Common Shares into a smaller number of shares, or (d) enter into any transaction whereby the outstanding Common Shares are at any time changed into or exchanged for a different number or kind of shares or other securities of Parent or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then proportionate adjustments in the numbers set forth in Section 1.3 used to determine the Number of Shares and the Exercise Price for a Milestone Warrant (and the Warrant Cap) shall be made so the Milestone Warrant will relate to the aggregate number and kind of shares or other securities (subject to the appropriately adjusted Warrant Cap), and will have the Exercise Price it would have related to or had if it had been issued immediately prior to the date of such event.

(b)           If, as a result of an adjustment made pursuant to the provisions of this Section 1.4, AES shall become entitled to receive any shares of Parent other than Common Shares, the number of such other shares so receivable upon exercise of the Milestone Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Section 1.4(a) above.

ARTICLE II
REGISTRATION RIGHTS

2.1.           Registration Rights.  Parent covenants and agrees that: (subject to the provisions of this Section 2.1), within 30 days from receipt of a written request from AES, it will prepare and file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (or if such form is not available, a Form S-1) (a “Registration Statement”) covering all of the Common Shares (or, if applicable, other shares of the Parent) issuable upon the exercise of any Initial Warrant or Milestone Warrant outstanding at the time (the “Registrable Securities”) for a secondary or resale offering to be made on a continuous basis pursuant to Rule 415.  Parent will use its commercially reasonable efforts to cause each Registration Statement to be declared effective under the Securities Act of 1933 (the “Securities Act”) Act within 120 days of the purchase of the relevant shares of Parent and to keep the Registration Statement continuously effective until the earlier of (a) such time that all of the Registrable Securities have been sold or (b) the date when the Registrable Securities are eligible for resale pursuant to paragraph (k) of Rule 144 promulgated under the Securities Act.  In addition, Parent shall timely supplement and amend each Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for each Registration Statement or if required by the Securities Act.  If (a) at any time when a prospectus relating to Registrable Securities is required to be made available under the Securities Act, Parent discovers that, or any event occurs as a result of which, the prospectus (including any supplement thereto) included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (b) the Commission issues any stop order suspending the effectiveness of the Registration Statement or proceedings are initiated or threatened for that purpose, then Parent shall promptly deliver a written notice to such effect to AES, and AES shall immediately upon receipt of such notice discontinue its disposition of Registrable Securities pursuant to the Registration Statement until the copies of the supplemented or amended prospectus contemplated by the immediately following sentence is made available and, if so directed by Parent, shall deliver to Parent (at Parent's expense), if applicable, all copies, other than permanent file copies, then in AES's possession of the prospectus or prospectus supplement relating to such Registrable Securities current at the time of receipt of such notice. As promptly as practicable following the event or discovery referred to in clause (a) of the immediately preceding sentence, Parent shall prepare and make available to AES the amendment or supplement of such prospectus so that, as thereafter made available to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Notwithstanding anything to the contrary in this Section 2.1 if the filing or maintenance of the Registration Statement would require Parent to make a disclosure that would, in the good faith, reasonable judgment of Parent's Board of Directors, have a material adverse effect on the business, operations, properties, prospects or financial condition of Parent or on pending or imminent transactions, Parent shall have the right, upon delivery to AES of a certificate executed by Parent's chief executive officer certifying the Board of Directors' finding (a "Blackout Notice") to delay the filing (but not the preparation) of the Registration Statement or of any amendment or supplement thereto, to suspend its obligation to maintain the effectiveness of the Registration Statement and to suspend the use of any prospectus or prospectus supplement in connection with the Registration Statement, in each case for a reasonable amount of time not to exceed thirty (30) days (the "Blackout Period") within the ninety (90) day period beginning on the first day of a Blackout Period; provided, however, that Parent shall not deliver a Blackout Notice more than twice in any 365-day period; and provided, further that any Blackout Period shall only be effective when and for so long as other holders, if any, of registration rights with respect to Parent's securities are restricted from exercising their registration rights to the same or greater extent as AES.  AES agrees that upon receipt of a Blackout Notice, it shall immediately cease all efforts to dispose of Registrable Securities pursuant to the Registration Statement until such time as Parent shall notify it of the end of such restrictions or, if earlier, the expiration of the Blackout Period.

2.2           Parent’s obligations under Article II are conditioned upon AES providing any information regarding AES reasonably requested by Parent in order for Parent to complete the Registration Statement.

2.3           With respect to any offering and sale pursuant to the Registration Statement, Parent agrees to indemnify and hold AES, each Person who "controls" AES within the meaning of Section 15 of the Securities Act, and any directors and officers of the foregoing, harmless against any and all losses, claims, damages or liabilities (including reasonable legal fees and other reasonable expenses incurred in the investigation and defense thereof) to which they or any of them may become subject under the Securities Act or otherwise (collectively, "Losses"), insofar as any such Losses shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment or supplement thereto, or any prospectus relating to the Registration Statement, or the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or (ii) any violation or alleged violation by Parent of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the indemnification contained in this Section 2.3 shall not apply to such Losses which shall arise out of or shall be based upon any such untrue statement, or any such omission or alleged omission, which shall have been made in reliance upon and in conformity with information furnished in writing to Parent by AES specifically for use in connection with the preparation of the Registration Statement or prospectus contained in the Registration Statement or any such amendment or supplement thereto.

2.4           With a view to making available to AES the benefits of Rule 144 and any other rule or regulation of the Commission that may permit AES to sell securities of Parent to the public without registration, Parent agrees to use its reasonable best efforts until such time as all of the Registrable Securities have been sold under the Registration Statement or are eligible for re-sale under subsection (k) of Rule 144, to (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times, and take all action as may be required as a condition to the availability of Rule 144, (b) file with the Commission in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act, and (c) facilitate and expedite transfers of Registrable Shares sold pursuant to Rule 144, including providing timely notice to Parent's transfer agent to expedite such transfer.

2.5           Parent shall not be obligated to effect, or to take any action to effect, any registration this Section 2 after Parent has effected two registrations pursuant to this Section 2 and such registrations have been declared or ordered effective (except that a registration shall be deemed to have been “declared or ordered effective” if Parent withdraws a Registration Statement at the request of AES after it has been filed).

2.6           Parent shall not grant, and represents that it has not granted, any other person or entity rights to register securities of Parent on terms that would be reasonably likely to restrict the ability of Parent to fully perform its obligations to AES under this Section 2.  Parent shall not amend any registration rights agreement with any other person or entity nor shall Parent waive any provision under any registration rights agreement that it would be entitled to waive thereunder if such waiver would be reasonably likely to adversely affect the registration rights contemplated by this Article II.

ARTICLE III
INVESTOR REPRESENTATIONS

3.1           Investment Purposes.  AES is acquiring the Initial Warrants and Milestone Warrants identified above and the Common Shares issuable upon the exercise thereof (the “Securities”) for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

3.2           Sophistication.  AES is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.  AES has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and making an informed investment decision.

3.3           Restrictions on Transfer. AES understands that the Securities will not be registered under the Securities Act, or any state securities laws, and will be issued in reliance upon exemptions from registration for certain private offerings.  AES understands and agrees that the Securities, or any interest therein, may not be resold or otherwise disposed of by AES unless the resale of the Securities is subsequently registered under the Securities Act and under all applicable state securities laws or unless the Parent receives an opinion of counsel, satisfactory to it, that an exemption from registration is available.

3.4           Access to Information. AES acknowledges and represents that it has reviewed a copy of the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q (and all subsequently filed Current Reports on Form 8-K) of Parent, has been given a reasonable opportunity to review all documents, books, and records of Parent pertaining to this investment, has been supplied with all additional information concerning Parent and the Securities that has been requested by it, has had a reasonable opportunity to ask questions of and receive answers from Parent or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of AES.  Except for the representations and warranties set forth in the Joint Development Agreement, AES has received no representations, written or oral, from Parent, a placement agent or any officer, director, employee, attorney or agent thereof, other than those contained in the Form 10-K, Form 10-Q and Forms 8-K referenced above and has relied solely on the same in making its decision to purchase the Securities.

3.5           Restrictive Legends. AES understands and agrees that the following restrictions and limitations are applicable to its resales, pledges, hypothecations, or other transfers of the Securities: (a) the Securities shall not be sold, pledged, hypothecated, or otherwise transferred unless registered under the Securities Act and applicable state securities laws or an exemption from registration is available; and (b) each certificate or other document evidencing or representing the Securities shall be stamped or otherwise imprinted with a legend in substantially the following form:

"THE SECURITIES OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SECURITIES ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS."

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert date that is four (4) months and one day after issue date]"

3.6           Canadian Representations.  The offer and sale of the Securities to AES was not made in Canada.  AES is not subject to the securities laws of any province or territory of Canada, and AES is not purchasing, and will not purchase, any of the Securities for the account or benefit of any resident of any province or territory of Canada.

ARTICLE IV
TERM AND TERMINATION

 The term of this Agreement shall commence as of the date hereof and shall terminate upon the occurrence of the last Expiration Date of the Initial Warrants and all Milestone Warrants issued in accordance herewith.

ARTICLE V
MISCELLANEOUS

           5.1           Notices.  All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed sufficiently given if delivered personally (as confirmed by signature of receiving party) or sent by nationally recognized overnight courier postage prepaid (as confirmed by signature of receiving party) to the address set forth below or to such other address as any Party may have specified in a notice duly given to the other Party as provided herein. Such notice of communication shall be deemed to have been given as of the date received.

If to Altairnano:

Altairnano, Inc.
204 Edison Way
Reno, Nevada  89502
Attn:  Alan Gotcher, CEO and President

If to AES:

AES Energy Storage, LLC
c/o The AES Corporation
4300 Wilson Boulevard
Arlington, Virginia 22203
Attention: Chris Shelton

With a copy to:

AES Energy Storage, LLC
c/o The AES Corporation
4300 Wilson Boulevard
Arlington, Virginia 22203
Attention: General Counsel

5.2           Amendment; Interpretation.  No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties.  All headings and subheadings are inserted for convenience only and shall not affect any construction or interpretation of this Agreement.

5.3           Waiver.  No failure or delay on the part of the Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Parties would otherwise have.

5.4           Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.

(a)           Any action for enforcement of any judgment may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Parties hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof.  Each of the Parties irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at its notice address provided pursuant to Section 5.1 hereof.  Each of the Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.  Nothing herein shall affect the right of either Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other Party in any other jurisdiction.

(b)           The Parties hereby irrevocably waive, to the fullest extent permitted by Applicable Law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

5.5           Counterparts; Fax Signatures.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Any such executed counterpart may be delivered by facsimile, and, as so delivered, shall be legally enforceable in accordance with its terms. Any such facsimile shall be followed by delivery, as promptly as practicable, of a non-facsimile original.

5.6           Assignment.  No Party may assign its rights, title and interests under this Agreement without the prior written consent of the other Party.  No assignment of this Agreement shall relieve the assigning Party of any liability or obligations that accrued or arise prior to the assignment of this Agreement.  In case of any consolidation of Parent with, or merger of Parent into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of Parent other than in connection with a plan of complete liquidation of Parent at any time prior to the expiration of this Agreement, then as a condition of such consolidation, merger or sale or conveyance, (a) Parent shall give written notice of consolidation, merger, sale or conveyance to AES, and (b) from and after the effective date of such consolidation, merger, sale or conveyance, the surviving entity or purchaser shall be bound by the terms of this Agreement.

5.7           Resolution by Senior Representatives; Arbitration.

(a)           In the event a dispute arises among the Parties regarding the application or interpretation of any provision of this Agreement or the performance thereof, then any Party may promptly notify the other Party in writing of the dispute (including the material details of the dispute) and request a meeting among senior representatives.  Each Party shall, within ten (10) calendar days, (i) appoint a person not concerned with the day-to-day performance of that Party’s obligations under this Agreement and who has general decision-making authority to resolve and settle the subject dispute on behalf of such Party, and (ii) agree upon a date and time for the representatives to meet which is no later than twenty (20) calendar days from the date of the notice of the dispute.  No later than five (5) calendar days prior to the scheduled meeting, each Party shall submit to the other a Party a written statement of the facts and issues surrounding the dispute and its position as to how such dispute should be resolved.  At the initial meeting and thereafter, the representatives shall negotiate in good faith towards the development of a written statement of the terms of settlement of the dispute which written terms of settlement, if any, when signed by each Party’s representative, shall serve as conclusive evidence of the resolution of such dispute.  If such written terms of settlement are not produced and signed by each Party’s representative by the date which is the earlier of: (i) fifteen (15) calendar days after the date of such representatives’ first meeting, or (ii) forty-five (45) calendar days after the date of the notice of dispute whether or not the initial meeting of representatives has been scheduled or has occurred by such date, or (iii) a later date mutually agreed to by the Parties in writing (the “Negotiation End Date”), then, at the written request of either Party, the dispute shall be submitted to arbitration in accordance with Section 5.7(b).

(b)           If senior representatives of the Parties shall have failed to resolve the dispute as of the Negotiation End Date, then either Party may require that such dispute shall be submitted to, and be determined exclusively by, arbitration that shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”).  Any notice of demand for arbitration shall be in writing and shall be delivered to the other Party and the AAA.  All proceedings before the arbitrators shall be held in Chicago, Illinois.  The governing law shall be as specified in Section 5.5.  The matter shall be heard by three (3) arbitrators, who possess adequate and relevant technical knowledge regarding securities laws, one appointed by AES, one appointed by Altairnano and the third appointed jointly by the first two arbitrators or the AAA if the first two arbitrators are otherwise unable to mutually agree within fifteen (15) calendar days.  The arbitrators shall not have the right to award special, indirect, consequential or punitive damages.  The cost and fees of the arbitration, including attorneys’ fees, shall be allocated by the arbitrators.  The award (judgment) shall be decided by majority opinion and issued in writing and shall state the reasons upon which it is based.  It may be made public only with the consent of all Parties.  The award rendered by the arbitrator shall be final and binding on the Parties and judgment may be entered in accordance with applicable law.

5.8           Severability.  The provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

5.9           Entire Agreement.  This Agreement (including any exhibits hereto), constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements, understandings, representations and warranties, both written and oral, among the Parties.

5.10.           Opinion.  Within seven days of the execution of this Agreement, Parent shall deliver to AES one or more opinions from counsel to Parent in a form and substance reasonably acceptable to AES addressing the matters described on Exhibit B attached hereto.

           IN WITNESS WHEREOF, the Parties hereto have signed this Warrant Issuance Agreement as of the day and year first above written.

AES ENERGY STORAGE, LLC

By:_/s/_____________________________
Name: John Zahurancik________________
Title:_Vice President___________________

 ALTAIRNANO, INC.

By: /s/____________________________
Name:_Alan Gotcher________________
Title:__President and CEO____________

ALTAIR NANOTECHNOLOGIES, INC.

By: /s/____________________________
Name:_Alan Gotcher________________
Title:__President and CEO____________

EXHIBIT A

FORM OF WARRANT

[see attached]

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON RESALE AND MAY NOT BE RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert date that is four (4) months and one day after issue date].

Warrant to Purchase [NUMBER OF SHARES] Common Shares
of
Altair Nanotechnologies Inc.

WARRANT

Issue Date: [ISSUE DATE]

This certifies that AES Energy Storage, LLC or its permitted transferee (the “Holder”) is entitled to purchase from ALTAIR NANOTECHNOLOGIES INC., a corporation continued under the Canada Business Corporations Act (the “Company”), at the price and during the period as hereinafter specified, [NUMBER OF SHARES] shares, (such number of shares, as adjusted as provided below, the “Shares”) without nominal or par value, of the Company (the “Common Shares”), at a purchase price of $EXERCISE PRICE per share, subject to adjustment as described below (as so adjusted from time to time, the “Exercise Price”), at any time during the period specified in Section 1(a) hereof.

1.           Exercise.  The rights represented by this Warrant (the “Warrant”) shall be exercisable at the Exercise Price, and during the periods as follows:

(a)           At any time and from time to time between, the [VESTING DATE] and the four-year anniversary of the Issue Date (the “Expiration Date”) inclusive, the Holder shall have the right to purchase all or any portion of the Shares at the Exercise Price.

(b)           After the Expiration Date, the Holder shall have no right to purchase all or any portion of the Shares hereunder.

2.           Payment for Shares; Issuance of Certificates; Net Exercise.

(a)           The rights represented by the Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of the Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Section 3. The Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date the Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for the Shares shall be issuable upon such exercise shall become the holder or holders of record of such Shares at that time and date. The Shares and the certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised.

(b)           Notwithstanding anything to the contrary contained in Section 2(a), the Holder may elect to exercise this Warrant in whole or in part on a “cashless exercise basis” by receiving Shares equal to the value (as determined below) of this Warrant, or any part hereof, upon surrender of the Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X = Y(A-B)
                           A

Where:	X = the number of Shares to be issued to the Holder;

Y =  the number of Shares issuable upon exercise of this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation);

A = the fair market value of one Common Share (at the date of such calculation); and

B = the Exercise Price (as adjusted to the date of such calculation).

For the purpose of any computation under this Subsection 2(b), the fair market value per Common Share at any date shall be deemed to be the Closing Price (as defined below) of the Common Shares on the Trading Day immediately preceding the date as of which the fair market value is being determined, provided that if the Common Shares are not then listed or quoted on any market or exchange, then the fair market value shall be the average of the closing bid prices for the Common Shares on the OTC Bulletin Board, or, if such is not available, the Pink Sheets LLC, or otherwise the average of the closing bid prices for the Common Shares quoted by two market-makers of the Common Shares, or otherwise such fair market value shall be determined in good faith by the Company and the Holders. “Trading Day” shall mean any day on which the principal United States securities exchange or trading market on which the Common Shares are listed, quoted or traded (the “Principal Market”) as reported by Bloomberg Financial Markets (“Bloomberg's”) is open for trading. “Closing Price” shall mean the average of the last sale prices for the Common Shares on the Principal Market for the ten Trading Days previous to the date of determination.

2

3.           Transfer.    (a)  Any transfer of this Warrant shall be effected by the Holder by (i) executing the transfer form at the end hereof; and (ii) surrendering the Warrant for cancellation at the office or agency of the Company referred to in Section 2 hereof, accompanied by (y) a certificate (signed by an officer of the Holder, or other authorized representative reasonably satisfactory to the Company, if the Holder is an entity) stating that each transferee is a permitted transferee under this Section 3; and, if applicable, (z) an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the Shares or the Warrant, as the case may be, may be sold or otherwise transferred without registration under the Securities Act of 1933, as amended (the “Act”).  Notwithstanding the foregoing, the Holder agrees that it shall not sell or transfer all or any part of the Warrant or the Shares to a resident of Canada or a person subject to the securities laws of Canada for a period of at least four (4) months and one day from the date hereof.

Upon any transfer of this Warrant or any part thereof in accordance with the first sentence of this Section 3(a), the Company shall issue, in the name or names specified by the Holder (including the Holder), a new Warrant or Warrants of like tenor (including all substantive provisions hereof) and representing in the aggregate rights to purchase the same number of Shares as are purchasable hereunder at such time.

(b)           Any attempted transfer of this Warrant or any part thereof in violation of this Section 3 shall be null and void ab initio.

(c)           This Warrant may not be exercised and neither this Warrant nor any of the Shares, nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws and applicable Canadian securities laws and the terms and conditions hereof.  Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant.  Each certificate for Shares issued upon exercise of this Warrant, unless at the time of exercise such Shares are acquired pursuant to a registration statement that has been declared effective under the Act and applicable blue sky laws, shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.  ALTAIR NANOTECHNOLOGIES INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT A PROPOSED TRANSFER OR SALE IS IN COMPLIANCE WITH THE ACT.”

Additionally, similar legends pursuant to Canadian law, as applicable, shall be set forth on any such Shares or Warrant, as reasonably determined by the Company’s Canadian counsel, including the following:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert date that is four (4) months and one day after issue date]."

Any certificate for any Shares issued at any time in exchange or substitution for any certificate for any Shares bearing such legend (except a new certificate for any Shares issued after the acquisition of such Shares pursuant to a registration statement that has been declared effective under the Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Shares represented thereby need no longer be subject to the restriction contained herein.  The provisions of this Section 3(c) shall be binding upon all subsequent holders of certificates for Shares bearing the above legend and all subsequent holders of this Warrant, if any.

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4.           Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all Shares which may be purchased hereunder will, upon issuance and delivery against payment therefor of the requisite purchase price, be duly and validly issued, fully paid and non-assessable. The Company further covenants and agrees that, during the periods within which the Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Shares to provide for the exercise of the Warrant.

5.           No Voting or Dividend Rights.   The Warrant shall not entitle the Holder to any voting rights or any other rights, including without limitation notice of meetings of other actions or receipt of dividends or other distributions, as a stockholder of the Company.

6.           Adjustment of Exercise Price.   The Exercise Price in effect at the time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)           In case the Company shall (i) declare a dividend or make a distribution on its outstanding Common Shares in Common Shares or any other security, (ii) subdivide or reclassify its outstanding Common Shares into a greater number of shares, (iii) combine or reclassify its outstanding Common Shares into a smaller number of shares, or (iv) enter into any transaction whereby the outstanding Common Shares are at any time changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of Shares (or other securities for which such Shares have previously been exchanged or converted) subject to this Warrant shall be made and the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares or other securities which, if this Warrant had been exercised by such Holder immediately prior to such date, the Holder would have been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. For example, if the Company declares a 2 for 1 stock subdivision (split) and the Exercise Price hereof immediately prior to such event was $7.00 per Share and the number of Shares issuable upon exercise of this Warrant was 85,500, the adjusted Exercise Price immediately after such event would be $3.50 per Share and the adjusted number of Shares issuable upon exercise of this Warrant would be 171,000. Such adjustment shall be made successively whenever any event listed above shall occur.

(b)           Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of the Warrant to be mailed to the Holder, at its address set forth herein, and shall cause a certified copy thereof to be mailed to the Company's transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(c)           In the event that at any time, as a result of an adjustment made pursuant to the provisions of this Section 6, the Holder thereafter shall become entitled to receive any shares of the Company other than Common Shares, thereafter the number of such other shares so receivable upon exercise of the Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Section 6(a)  above.

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(d)           The Company shall provide the Holder with prior written actual notice (receipt confirmed) of any event described in Section 6(a) at least ten (10) days prior to the record date with respect to such event.  In addition, the Company shall deliver to the Holder copies of any and all information it is required to deliver to its shareholders with respect to such event at the same time such information is delivered to shareholders.

7.           Governing Law.   This Agreement shall be governed by and in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

8.           Binding Effect on Successors.   In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time prior to the Expiration Date, then as a condition of such consolidation, merger or sale or conveyance, the Company shall give written notice of consolidation, merger, sale or conveyance to the Holder and, from and after the effective date of such consolidation, merger, sale or conveyance the Warrant shall represent only the right to receive the consideration that would have been issuable in respect of the Shares underlying the Warrant in such consolidation, merger, sale or conveyance had the Warrant been exercised in full immediately prior to such effective time and the Holder shall have no further rights under this Warrant other than the right to receive such consideration.

9.           Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

10.           Lost Warrants.   The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss and indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

11.           Headings.   The headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

12.           Modification and Waiver.   This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13.           Survival.  The rights and obligations of the Company, of the Holder and of the holder of Shares issued upon exercise of this Warrant shall survive the exercise of this Warrant.

14.           Remedies.  The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15.           Reservation of Shares.  The Company covenants and agrees that all Shares which may be purchased hereunder will, upon issuance and delivery against payment therefor of the requisite purchase price, be duly and validly issued, fully paid and non-assessable. The Company further covenants and agrees that, during the periods within which the Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Shares to provide for the exercise of the Warrant.

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16.           Will Secure Governmental Approvals.  If any of the Shares required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any law of the United States or its constituent states (other than the Securities Act) before such Shares may be issued upon exercise of this Warrant (other than as a result of a breach by AES of its representations and warranties to the Company or an assignment of this Warrant by AES), the Company will, at its expense, as expeditiously as possible use its commercially reasonable efforts to cause such Shares to be duly registered or approved, as the case may be.

17.           No Obligations as Shareholder.  No provision hereof, in the absence of affirmative action by the Holder hereof to purchase Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

18.           Taxes Payable Upon Exercise.  The Company shall pay any stock issuance, transfer or similar taxes that may be payable in respect of the issuance of Shares upon exercise of this Warrant.  For purposes of clarity, the Company shall not be required to pay any federal, state, local or foreign income taxes, if any, payable by the Holder or any other person upon exercise of this Warrant, or any taxes which may be payable in respect of any transfer involved in the issuance of Shares in the name other than that in which this Warrant is registered, and the Company shall not be required to issue or deliver any such Shares unless and until the person requesting such issuance shall have paid to the Company the amount of any such transfer taxes, or shall have established to the satisfaction of the Company that such taxes have been paid.

19.           Notice to Cash or Similar Dividend.  The Company shall provide the Holder with written actual notice (receipt confirmed) of any dividend or other distribution of assets (other than a distribution described in Section 6(a)) at least ten (10) days prior to the record date for such dividend or other distribution.

20.       Notices.  All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed sufficiently given if delivered personally (as confirmed by signature of receiving party) or sent by nationally recognized overnight courier postage prepaid (as confirmed by signature of receiving party) to the address set forth below or to such other address as any party may have specified in a notice duly given to the other party as provided herein. Such notice of communication shall be deemed to have been given as of the date received.

If to Altairnano:
Altairnano, Inc.
204 Edison Way
Reno, Nevada  89502
Attn:  Alan Gotcher, CEO and President

If to AES:

AES Energy Storage, LLC
c/o The AES Corporation
4300 Wilson Boulevard
Arlington, Virginia 22203
Attention: Chris Shelton

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With a copy to:

AES Energy Storage, LLC
c/o The AES Corporation
4300 Wilson Boulevard
Arlington, Virginia 22203
Attention: General Counsel

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers.

ALTAIR NANOTECHNOLOGIES INC.

By:______________________________
          Name:
          Title:

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PURCHASE FORM

(To be signed only upon exercise of Warrant)

The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______________ Common Shares, without nominal or par value per share (the “Shares”), of ALTAIR NANOTECHNOLOGIES INC. and either tenders herewith payment of the aggregate Exercise Price in respect of the Shares in full, in the amount of $_________; or elects pursuant to Section 2(b) of such Warrant into Common Shares on a cashless basis and requests that the certificates for the Shares be issued in the name(s) of, and delivered to _________________, whose address(es) is (are):

Dated:   __________________________

                                          By:
                                               ___________________________

                                               ___________________________

                                               ___________________________
                                               Address

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TRANSFER FORM

(To be signed only upon transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase Shares represented by the foregoing Warrant to the extent of __________ Shares, and appoints _________________________ attorney to transfer such rights on the books of Altair Nanotechnologies Inc., with full power of substitution in the premises.

Dated:  ____________________________

                                          By:
                                               _____________________________

                                               _____________________________

                                               _____________________________
                                               Address

In the presence of:

___________________________

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EXHIBIT B

SUBSTANTIVE MATTERS TO BE ADDRESSED IN OPINION

Canadian Law Opinions:

Parent is a corporation existing under the laws of Canada.

Parent has the corporate power and authority to enter into the Agreement, and to consummate the transactions contemplated thereby, including the issuance and delivery of the Initial Warrants and the Milestone Warrants (collectively, the “Warrants”) to AES and the issuance and delivery of the Common Shares issuable upon exercise of the Warrants (the “Warrant Shares”) to the holder of the Warrants upon the proper exercise thereof, including payment of the exercise price.

Parent has taken all necessary corporate action to authorize the execution and delivery by it of the Agreement and the performance by Parent of its obligations under the Agreement, including the issuance and delivery of the Warrants to AES and the issuance and delivery of the Common Shares issuable upon exercise of the Warrants.

To the extent that such matters are governed by the laws of the Province of Ontario and the laws of Canada applicable therein, each of the Agreement and the Initial Warrant has been duly executed and delivered by Parent.

The Warrant Shares have been validly created and allotted and, when issued to the holder of the Warrant in accordance with the terms of the Warrant, will be validly issued and outstanding as fully paid and non-assessable Common Shares of Parent.

To the extent that such matters are governed by the laws of the Province of Ontario and the laws of Canada applicable therein, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required in connection with the execution and delivery by the Parent of the Agreement or the performance by Parent of its obligations under the Agreement.

U.S. Law Opinions:

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Parent is required in connection with the execution and performance of the Warrant Issuance Agreement, other than (i) the completion, execution and filing of a Form D with the United States Securities and Exchange Commission (the “Commission”) following execution of the Warrant Issuance Agreement, (ii) the completion, execution and filing of a Form D and related documentation with, and the payment of required fees to, the securities divisions of applicable states following the execution of the Warrant Issuance Agreement, and (iii) the completion, execution and filing of a Current Report on Form 8-K with the Commission reporting the execution of the Warrant Issuance Agreement and filing certain documents as exhibits.

Each of the Warrant Issuance Agreement and the Initial Warrant constitutes the valid and binding agreement of Parent, enforceable against Parent in accordance with its terms.